Cash and cash equivalents	12 Months Ended
Dec. 31, 2020
Cash and cash equivalents [abstract]
Disclosure of cash and cash equivalents [text block]

16 Cash and cash equivalents

	At 31 December
(in USD million)	2020	2019

Cash at bank available	1,648	1,666
Time deposits	1,132	604
Money market funds	492	700
Interest bearing securities	2,485	1,656
Restricted cash, including margin deposits	999	552

Cash and cash equivalents	6,757	5,177

Restricted cash at 31 December 2020 include collateral deposits of USD 425 million related to trading activities. Correspondingly, collateral deposits at 31 December 2019 were USD 414 million. Collateral deposits are related to certain requirements set out by exchanges where Equinor is participating. The terms and conditions related to these requirements are determined by the respective exchanges.

Restricted cash at 31 December 2020 includes USD 574 million deposited with Equinor’s USD denominated bank account in Nigeria. There are certain restrictions on the use of cash from Equinor’s Nigerian operations. These are for the majority related to disagreements over the definition of eligible cash transactions to foreign accounts under Nigeria’s current foreign exchange regulations. As from February 2021, this cash is no longer regarded as restricted due to a favourable verdict in a court case.